UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2006

ANHEUSER-BUSCH COMPANIES, INC.
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(Exact Name of Registrant as Specified in Charter)
Delaware	1-7823	43-1162835
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118
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(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-577-2000
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NONE
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

- more -

Item 8.01    Other Events.

On November 30, 2006, Registrant issued a press release announcing that it had reached an agreement with InBev to become the exclusive U.S. importer of certain of InBev’s brands to be effective February 1, 2007.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99 - Press Release issued by Registrant dated November 30, 2006, announcing an import agreement with InBev.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
                          (Registrant)

                              BY:  /s/ John F. Kelly
        John F. Kelly
        Vice President and Controller

December 4, 2006
         (Date)

EXHIBIT INDEX
Exhibit No.	Description
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99	Press Release issued by Registrant dated November 30, 2006 announcing an import agreement with InBev.